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                                                                    EXHIBIT 10.2



                          DIGITAL COMMERCE CORPORATION

                             1998 STOCK OPTION PLAN

         1. NAME AND PURPOSE. The purpose of this Plan, which shall be known as the Digital Commerce Corporation 1998 Stock Option Plan ("Plan"), is to advance the interests of Digital Commerce Corporation ("Company") by providing a material incentive for the continued services of those key employees, officers, and directors of and consultants to the Company or its Subsidiaries, who make significant contributions toward the Company's success and development, by encouraging those key employees (including officers), directors, and consultants to increase their proprietary interest in the Company and by attracting new, able executives to employment with the Company or its Subsidiaries.

         2. DEFINITIONS. For purposes of this Plan, the following terms, when capitalized, shall have the meanings designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall mean or include the feminine and the singular shall include the plural.

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Committee" shall mean a Stock Option Committee of not less than two directors of the Company who shall be appointed by and serve at the pleasure of the Board. Each director on the Committee shall be a Non-Employee Director (as such term is defined in Rule 16b-3(b)(3)(i) of the Securities and Exchange Act of 1934). The Board may appoint an existing committee to act as the Stock Option Committee, provided that its members satisfy the eligibility provisions of this Paragraph 2(b). If no Stock Option Committee is appointed, then the Board shall act as the Committee.

         (c) "Consultant" shall mean any independent agent, consultant, or attorney to or for the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries, except for consultants residing in any state in which an exemption from registration under such state's securities laws would not be available for this Plan.

         (d) "Effective Date" shall mean the date on which this Plan shall have been approved by the directors or by the shareholders of the Company.

         (e) "Fair Market Value" of the Company's common shares on a certain date shall mean, if the Company's common shares are listed on a recognized stock exchange or the Nasdaq system, the average of the closing bid and asked prices as quoted by such exchange or Nasdaq on the date specified, or if the Company's common shares are not quoted on an exchange or Nasdaq on such date, on the next preceding date on which the common shares are traded. If the Company's common shares are not listed on an exchange or Nasdaq, then "Fair Market Value" of the common shares on



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a certain date shall be that value which the Board or the Committee determines, in good faith, to be the fair market value of the common shares on such date.


         (f) "Key Employee" shall mean any employee (including officers) of the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries. A director of the Company or a Subsidiary may be a Key Employee if he is also an employee of the Company or a Subsidiary.

         (g) "Non-Qualified Stock Options" shall mean those options, granted by the Company pursuant to this Plan, which do not qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986 (the "Code").

         (h) "Participant" shall mean a Key Employee, Participating Director, or Consultant selected by the Board to receive options, whether Qualified Incentive Stock Options or Non-Qualified Stock Options, granted under this Plan.

         (i) "Participating Director" shall mean any director of the Company or any Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

         (j) "Qualified Incentive Stock Options" shall mean those options granted by the Company pursuant to the Plan which qualify for favorable tax treatment under Section 422 of the Code.

         (k) "Subsidiary" shall mean an entity in which 50% or more of the common stock or, in the case of a partnership, 50% or more of the capital interest thereof, is owned directly or indirectly by the Company, or that is a member with the Company in a controlled group of corporations, or is otherwise under common control with the Company within the meaning of Section 414(b) and
(c) of the Code.

         3. ADMINISTRATION; SELECTION OF PARTICIPANTS.

         (a) The Plan shall be administered by the Board or, at its discretion, by the Committee, which shall select the Participants and shall grant to the Participants stock options under, and in accordance with, the provisions of the Plan. To the extent the Committee administers the Plan, all references herein to the "Board" shall mean the "Committee." The stock options granted under this Plan to Participants may be either qualified Incentive Stock Options (to Key Employees) or Non-Qualified Stock Options, within the discretion of the Board.

         (b) Subject to the express provisions of this Plan, the Board shall have authority to adopt regulations and procedures which are consistent with the terms of this Plan; to adopt and amend stock option agreements between the Company and a Participant as they deem advisable and to determine the terms and provisions of such stock option agreements, including the number of shares with respect to which options are granted to a Participant, the option price for such shares, and the



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date or dates when the option or parts of it may be exercised, which terms shall comply with any applicable requirements of Paragraph 5 below; to construe and interpret such stock option agreements and to impose therein such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the federal securities laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. All decisions and interpretations made by the Board shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

         4. STOCK SUBJECT TO THE PLAN.

         (a) The stock to be issued and delivered by the Company upon exercise of options granted under this Plan (whether Qualified Incentive Stock Options or Non-Qualified Stock Options) are shares of the Company's Common Stock, $0.01 par value per share, which may be either authorized but unissued shares, or treasury shares, in the discretion of the Board.

         (b) The aggregate number of the Company's common shares which may be issued under this Plan shall not exceed 2,100,000; subject, however, to the adjustment provided in Paragraph 11 in the event of stock splits, certain stock dividends, exchanges of shares, or the like, occurring after the Effective Date. No stock option may be granted under this Plan which could cause such maximum limit to be exceeded.

         (c) Shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance in connection with other options granted under this Plan.

         5. TERMS OF OPTIONS. Options granted under the Plan shall be evidenced by stock option agreements authorized by the Board and executed by a duly authorized officer of the Company. Such stock option agreements shall contain such terms as the Board shall determine, subject to the following limitations and requirements.

         (a) OPTION PRICE: The option price per common share shall be not less than 100% of the Fair Market Value of the common shares on the date of grant of such option; provided, however, that the option price of any qualified Incentive Stock Options granted to any stockholder of the Company who owns at least 10% of the Company's common shares shall not be less than 110% of such Fair Market Value.

         (b) PERIOD WITHIN WHICH OPTION MAY BE EXERCISED: In general, and subject to the provisions of Paragraphs 5(c) and 12, options granted under the Plan will become exercisable on the dates and in the amounts set forth in the stock option agreement between the Company and the Participant. Each option granted under this Plan shall terminate (become nonexercisable) after the expiration of ten years from the date of grant of such option; provided, however, the Qualified Incentive Stock Options granted to any stockholder of the Company who owns, at the time of grant, at least 10% of the Company's common shares, shall terminate after the expiration of five years from




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the date of grant of such option. Regardless of the immediately preceding sentence, the Board shall have the discretion to set a shorter termination period.


         (c) TERMINATION OF OPTION BY REASON OF TERMINATION OF EMPLOYMENT, DIRECTORSHIP, OR CONSULTANCY:

                  i. Upon termination of a Key Employee's employment with the Company or a Subsidiary, and unless otherwise provided in the stock option agreement, all options granted under this Plan to such Participant which are not exercisable on the date of such termination shall immediately terminate, and any remaining exercisable options shall terminate if not exercised before the expiration of the applicable period specified below, or at such earlier time as may be applicable under Subparagraph 5(b) above:

         (A) No later than three (3) months following such termination of employment if such termination was not a result of death or retirement of the Participant.

         (B) No later than six (6) months following such termination of employment if such termination was because of death, or because of retirement under the provisions of any retirement plan of the Company or any Subsidiary, or with the consent of the Company.

                  ii. Whether time spent on leave of absence granted by the Company or any Subsidiary shall constitute continued employment for purposes of this Plan, shall be determined by the Board in its sole discretion.

                  iii. Notwithstanding the foregoing, the Board may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted under the Plan, including, without limitation, providing for no exercise of any option after termination of a Key Employee's employment; however, any and all such conditions shall be specified in the stock option agreement limiting and defining such option.

                  iv. The Board may, in its sole discretion, impose similar conditions upon the exercise of any options granted to Participating Directors (who are not Key Employees) or Consultants, but is not required to do so.

                  v. Notwithstanding the foregoing provisions of this Subparagraph 5(c), the stock option agreement may provide that in the event of the termination of a Key Employee's employment, the Company shall repurchase or offer to repurchase some or all unexercised and vested options, or common stock issued upon the exercise of such options, upon such terms and conditions as are set forth in the stock option agreement.

                  vi. Notwithstanding the foregoing provisions of this Subparagraph 5(c), the Board may in the stock option agreement provide, or may unilaterally amend the stock option agreement to provide, that: (A) the time in which an option may be exercised upon termination of employment,



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directorship, or consultancy may exceed the time set forth in Subparagraph
5(c)(i), and (B) options not exercisable at such termination of employment, directorship, or consultancy shall not terminate at such time but may nevertheless may be exercised until the expiration of the earlier of the exercise period contained in such stock option agreement or amendment (regardless of such termination of employment, directorship, or consultancy) or such shorter period as provided therein.

         (d) NON-TRANSFERABILITY: No option under this Plan shall be assignable or transferable except, in the event of the death of a Participant, by his will or by the laws of descent and distribution. In the event of the death of a Participant, the representative of his estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his stock options granted under the Plan, may exercise any of the unexercised options or part thereof prior to the expiration of the applicable exercise period, as specified in Subparagraph 5(b) and 5(c) above, or in the stock option agreement relating to such options. No transfer of an option by a participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such option.

         (e) MORE THAN ONE OPTION GRANTED TO A PARTICIPANT: More than one option, and more than one form of option, may be granted to a Participant under this Plan.

         (f) PARTIAL EXERCISE: Unless otherwise provided in the stock option agreement, any exercise of an option granted under this Plan may be made in whole or in part.

         (g) LIMITATION ON ACCOUNT OF QUALIFIED INCENTIVE STOCK OPTIONS: To the extent that the aggregate Fair Market Value of stock with respect to which Qualified Incentive Stock Options become exercisable by a Participant for the first time during any calendar year (including all such plans of the Company and its Subsidiaries) exceeds $100,000, those Qualified Incentive Stock Options exercisable for the first time in a calendar year that cause the aggregate Fair Market Value of stock issuable upon the exercise of such options to exceed $100,000 during such calendar year shall be treated as Non-Qualified Stock Options, and the remaining options exercisable for the first time in a calendar year shall continue to be treated as Qualified Incentive Stock Options. For purposes of this subsection, the Fair Market Value of stock shall be determined at the time the option is granted.

         6. PERIOD OF GRANTING OPTIONS. No option shall be granted under this Plan subsequent to ten years after the Effective Date.

         7. NO EFFECT UPON EMPLOYMENT STATUS OR STATUS AS DIRECTOR OR CONSULTANT. The fact that an employee, director, or consultant has been selected as a Participant shall not limit or otherwise qualify the right of the Company to terminate his employment, directorship, or consultancy with the Company at any time, nor shall it be deemed a promise or commitment by the Company to continue such person's employment, directorship, or consultancy.




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         8. METHOD OF EXERCISE. Any option granted under this Plan may be exercised by written notice to the Board, signed by the Participant, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of shares in respect of which the option is being exercised, and shall be accompanied by the payment, in cash, in the form of a written commitment by a broker-deal to pay to the Company that portion of any sale proceeds receivable by the optionee upon exercise of an option granted hereunder, in any other instrument acceptable to the Company, in any other form acceptable to the Company or provided in the grant of options, and/or, as provided below, in the common shares of the Company, of the full option price for such shares. At the written request of the Participant and upon approval by the Board, shares acquired pursuant to the exercise of any option may be paid for at the time of exercise by the surrender of common shares of the Company held by or for the account of the Participant at the time of exercise (for Qualified Incentive Stock Options only to the extent permitted by subsection
(c)(4) of Section 422 of the Code, without liability to the Company). In such case, the fair market value of the surrendered shares shall be determined by the Board as of the date of exercise in the same manner as such value is determined upon the grant of an option. A certificate or certificates for the common shares of the Company purchased through the exercise of an option shall be issued in the regular course after the exercise of an option and payment therefor. The Company shall be afforded reasonable opportunity after exercise of any option to comply with any requirements for stock exchange listing, for registration under applicable securities or other laws and for compliance with other laws and regulations, if any, before issuance of the shares being purchased on such exercise. During the option period, no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. The exercise of any option shall be contingent upon receipt from the Participant of a representation that, at the time of such exercise, it is his or her then present intention to acquire the shares being purchased for investment and not for distribution (unless the Plan has been duly registered under the Securities Act of 1933 ("1933 Act") and the Company has waived the requirement that such representation be made, or unless the Company has received an opinion of counsel acceptable to it that the resale of such shares is exempt from the registration requirements of the 1933 Act and applicable state securities laws).

         9. RESTRICTIONS ON SHARES; SECURITIES REGISTRATION.

         (a) The certificates for Common Stock to be delivered upon proper exercise of the option ("Option Stock") shall contain legends substantially as set forth below:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended ("1933 Act"). Such shares may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the 1933 Act or an exemption under the 1933 Act which, in the opinion of counsel satisfactory to the Company, makes such registration unnecessary."

         "The shares of stock represented by this certificate are subject to and are not transferable on the books of the Company except in accordance with the Company's




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         Stock Option Plan and the agreement between the Company and the shareholder relating to the granting of options, copies of which are on file at the office of the Company."

         (b) If the Company shall nevertheless deem it necessary or desirable to register any Option Stock to be issued pursuant to the Plan under the 1933 Act or other applicable statutes or to qualify any such shares for exemption from the 1933 Act under any rule or regulation of the Securities and Exchange Commission or under the 1933 Act, then the Company shall take such action at its own expense before delivery of such shares, but nothing contained herein shall be deemed, in any manner, to require the Company to register the Option Stock under the 1933 Act or to qualify the shares for any exemption under the 1933 Act.

         10. IMPLIED CONSENT OF PARTICIPANTS. Every Participant, by his acceptance of an option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

         11. SHARE ADJUSTMENTS. In the event there is any change in the Company's common shares resulting from stock splits, stock dividends of more than 5% in any year, combination or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Board in (1) the number of shares available for option under this Plan, (2) the number of shares subject to options granted under this Plan, and (3) the option price of optioned shares.

         12. MERGER, CONSOLIDATION, OR SALE OF ASSETS; CHANGE IN CONTROL OF THE COMPANY. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation or corporations, all options theretofore granted shall immediately be exercisable (subject to the limitations contained in Subparagraph 5(g)) no later than twenty
(20) days prior to the effective date of such consolidation, merger, or transfer of assets. In the event of a change in control of the Company or a sale of a controlling interest in the Company, all options previously granted under this Plan shall immediately be exercisable not later than the day prior to the effective date thereof (subject to the provisions contained in Subparagraph 5(g)).

         13. COMPANY RESPONSIBILITY. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability for any act or thing done or left undone with respect to the price, time, quality, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Company acts in good faith.

         14. USE OF PROCEEDS. The proceeds received by the Company from the sale of stock under the Plan shall be added to the general funds of the Company and shall be used for such corporate purposes as the Board shall direct.




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         15. TAX TREATMENT. With respect to Qualified Incentive Stock Options, the Plan is intended to comply with the provisions of Section 422 of the Code. Any provisions of the Plan which conflict with the provisions of Section 422 shall be deemed to be hereby amended so as to comply therewith.

         16. LAW GOVERNING. This Plan and the rights of all persons hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         17. SECURITIES LAWS. The Board shall take all necessary or appropriate actions to ensure that all option grants and all exercises thereof under this Plan are in full compliance with all federal and state securities laws.

         18. WITHHOLDING AND DEDUCTIONS. Notwithstanding anything to the contrary contained herein, if at any time specified herein for the making of any payment of cash or any delivery of Option Stock to any person, by reason of the grant of an option, the exercise thereof, or otherwise, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for any taxes or take any other action in connection with the payment or delivery then to be made, such payment or delivery, as the case may be, shall be deferred until such withholding or deduction shall have been adequately provided for, in the opinion of the Board.

         19. AMENDMENT AND TERMINATION. The Board may terminate this Plan at any time, and may amend the Plan at any time or from time to time, without obtaining any approval of the Company's shareholders; except that the Plan may not be amended, without the consent of the shareholders, (1) to increase the aggregate number of shares issuable under the Plan (excepting proportionate adjustments made under Paragraph 11 to give effect to stock splits, etc.); (2) to change the option price of optioned shares (excepting proportionate adjustments made under Paragraph 11); (3) to change the requirement that the option price per common share not be less than 100% of the Fair Market Value of the common shares on the date the option is granted (or less than 110% in the case of 10% stockholders being issued Qualified Incentive Stock Options); (4) to extend the time within which options may be granted or the time within which a granted option may be exercised; (5) to change, without the consent of the Participant, any option previously granted to him under the Plan, except as provided herein; (6) if such amendment would result in a material increase in the cost of the Plan to the Company; or (7) to comply with Rule 16b-3 (or any successor rule) under the Securities Exchange Act of 1934. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 12 above.

         20. SAVINGS PROVISION. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, the transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors thereunder. To the extent that any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent required by law. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.






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         21. VARIATIONS IN PRONOUNS. Whenever used in this Plan, unless the context otherwise requires, words used in the singular shall also include the plural, and words used in the masculine gender shall also include the feminine or neuter gender.

         22. CAPTIONS AND HEADINGS. The section and subsection headings and captions are for reference purposes only and shall not in any way affect the meaning or interpretation of any such section or subsection of this Plan.







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                          DIGITAL COMMERCE CORPORATION
                             GRANT OF STOCK OPTIONS

                                                          Dated:
                                                                ---------------

Dear ________:

         Digital Commerce Corporation (the "Company") has adopted the Digital Commerce Corporation 1998 Stock Option Plan (the "Plan"). A copy of the Plan is annexed to this letter. The Plan permits the Company to grant stock options to key employees, officers, and directors of and consultants to the Company and its subsidiaries, as designated by the Company's Stock Option Committee or the Board of the Directors acting in such capacity (the "Committee"). We are pleased to inform you that the Committee has granted you an option to purchase up to ___________ shares of the $.01 par value Common Stock of the Company at a price of $_______ per share. To the maximum extent allowable, such option is a Qualified Incentive Stock Option for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); in the event that for any reason all or a portion of this option is ineligible to be treated as a Qualified Incentive Stock Option, such portion of this option that is ineligible for treatment as a Qualified Incentive Stock Option shall automatically, and without further action by the Company or you, become a non-qualified stock option, and any remaining portion of such option that remain eligible for treatment as a Qualified Incentive Stock Option shall continue to be a Qualified Incentive Stock Option. The date of this grant is the date of this letter set forth above.

         The option is subject to certain conditions, to which you must agree by signing and returning to the Secretary of the Company a copy of this letter. These conditions include BUT ARE NOT LIMITED TO the following:

         1. Subject to the terms and conditions, contained in the Plan and in this letter, the option may first be exercised as set forth below: __________ shares as of _______________; __________ shares as of ________________; and
__________ shares as of ______________________________.

The option shall continue whole or in part at any time from the date hereof until _______________, five (5) years from the date of grant (the "Termination Date"), when, in any event, it shall expire to the extent it has not been exercised; provided, however, that notwithstanding the above, the option may be terminated at an earlier time as set forth in Section 5 of the Plan. You shall not have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of this option until certificates representing such shares shall have been issued and delivered.

         2. In the event that the immediate vesting of such options shall cause such options to become ineligible to be treated as a Qualified Incentive Stock Option for purposes of Section 422 of the Code, or in the event that for any other reason all or a portion of this option is ineligible to be treated as a Qualified Incentive Stock Option, such portion of this option that is ineligible for treatment as a Qualified Incentive Stock Option shall automatically, and without further action by the Company or you, become a non-qualified stock option, and any remaining portion of such option






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

that remain eligible for treatment as a Qualified Incentive Stock Option shall continue to be a Qualified Incentive Stock Option.

         3. The option must be exercised by written notice to the Board of Directors of the Company, care of the Secretary of the Company. The notice must state the number of shares you wish to purchase and must be accompanied by full payment of the option price for those shares.

         4. You will not be permitted to exercise the option at any time when its exercise, or the issuance of shares by the Company under the Plan would, in the opinion of the Company, constitute a violation of any federal or state law or of the listing requirements of any stock exchange on which the shares of the Company are listed.

         5. You are the only person who may exercise this option during your lifetime. You may not transfer it other than by will or under the laws of descent and distribution. If you should die while any part of the option is unexercised, then your legal representative may exercise the option for the applicable period as set forth in Section 5 of the Plan.

         6. A. You agree to hold the shares acquired by your exercise of the option for investment purposes only and not with a view to resale or distribution to the public within the meaning of the Securities Act of 1933 (the "1933 Act") unless made pursuant to an effective registration statement under the 1933 Act and applicable state securities laws or an exemption therefrom. You agree, as a condition of any exercise of the option, to sign a letter, in such form as the Company may require in order to comply with the securities laws as they may be in effect at the time of your exercise of the option.

         B. You further agree, as a condition of any exercise of the option, to offer to the Company the right to purchase the shares of stock that you will receive upon the exercise of the option. The Company shall have the right to purchase for cash any or all of such shares of stock at the fair market value (as determined by the Company's Board of Directors) of such stock as of the date of exercise of the option. The Company's right to purchase shall commence upon your written exercise of the option and extend for ten (10) days thereafter. The Company's determination not to purchase shares upon any exercise of your option shall not be deemed a waiver of the Company's right to purchase shares upon any subsequent exercise of the option. You understand that circumstances existing at the time of your exercise of the option may inhibit your sale of the shares. The provisions of this subparagraph 6(B) shall terminate as to any options exercised following the initial closing of the initial public offering of the Company's common stock.

         C. YOU ARE HEREBY PUT ON NOTICE THAT ANY TRANSFER OF THE SHARES ACQUIRED BY YOUR EXERCISE OF THE QUALIFIED INCENTIVE STOCK OPTION PRIOR TO THE EXPIRATION OF TWO (2) YEARS FROM THE DATE THAT YOU WERE GRANTED THE OPTION AND ONE (1) YEAR AFTER THE EXERCISE OF THE OPTION MAY RESULT IN A DISQUALIFYING EVENT UNDER SECTION 421 OF THE CODE, RESULTING IN SUCH OPTIONS BEING TREATED AS NON-QUALIFIED STOCK OPTIONS AND BEING SUBJECT TO POTENTIAL TAX IMPACT UPON EXERCISE OF THE OPTION AND SALE OF THE STOCK.





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         7. You understand that neither the option granted hereby nor the shares of Common Stock that may be acquired by the exercise of the option have been registered under the Securities Act of 1933 nor under state securities laws. The certificates for all shares which you purchase through your exercise of the option shall bear a legend on their face, substantially as follows:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or under the securities laws of any state. Such shares may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the 1933 Act or state securities laws or an exemption from registration thereunder which, in the opinion of counsel satisfactory to the Company, makes such registration unnecessary."

         8. Prior to your exercise of the option, you have the right to request that the Company make available to you, without charge, its most recent public filings, if any, under the 1933 Act and under the Securities Exchange Act of 1934, and such other documents that you may reasonably request in order to make an informed decision as to whether you should exercise the option.

         9. You agree to notify the Company in writing within thirty (30) days of the date that you sell or otherwise dispose of the stock acquired through the exercise of the option granted herein and within thirty (30) days of any disposition or event that disqualifies the options from being treated as an incentive stock option under Section 422 of the Code.

         10. As provided by Section 8 of the Plan, in addition to other forms of exercising the option, you shall have the right to convert this option, by the surrender of this option and a written notice of conversion duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to you), in whole, but not in part, at any time into shares of Common Stock as provided for in this Section 10. Upon exercise of this conversion right, you shall be entitled to receive that number of Shares of Common Stock equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

                  (A)    =          the Fair Market Value (as defined below)
                                    of one share of Common Stock on the date of conversion of this option.

                  (B)    =          the Exercise Price for one share of Common
                                    Stock under this option (as adjusted under Section 4 of the Plan,).

                  (X)    =          the total number of shares of Common Stock
                                    issuable upon exercise of this option (as adjusted under Section 4 of the Plan).

If the above calculation results in a negative number, then no shares of Common Stock shall be issued or issuable upon conversion of this option.




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

"Fair Market Value" of a share of Common Stock shall mean the fair value as determined in good faith by the Company's Board of Directors.

Upon conversion of this option, you shall be entitled to receive a certificate for the number of shares of Common Stock as determined above.

         11. IN ADDITION TO THE FOREGOING CONDITIONS, the option is subject to all the terms and conditions of the Digital Commerce Corporation 1998 Stock Option Plan annexed to this letter and any rules and regulations promulgated from time to time by the Committee with respect to the Plan. To the extent that anything contained herein or in any such rules of or regulations are inconsistent with the Plan, the terms of the Plan shall govern. The options are subject to adjustment upon the happening of certain events in the Plan.

         12. No provision in this option shall be construed as conferring upon you the right to vote, consent, receive dividends or receive notice other than as expressly provided herein or in the Plan.

         13. No representation is made to you with respect to the tax effect upon your receipt of the option, your exercise thereof, or the sale of the shares so acquired. PLEASE CONSULT YOUR TAX OR FINANCIAL ADVISOR PRIOR TO EXERCISING YOUR OPTION.

                                  *   *   *

         To make the grant of the option effective, please acknowledge receipt of this letter and the enclosed copy of the Plan by signing and dating the enclosed copy of this letter in the space provided below and returning the signed copy in the enclosed, self-addressed envelope.

                                        Yours truly,


                                        Tony Bansal, President
                                        Digital Commerce Corporation

ACCEPTED AND SIGNED:


Print Name:
           ----------------------------------
Date:
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